Exhibit 99.1



                             ABS New Transaction

                           Computational Materials
                           -----------------------


                                $2,520,700,000
                                (Approximate)

                                 CWABS, Inc.
                                  Depositor

                          ASSET-BACKED CERTIFICATES,
                                SERIES 2005-17



                        [LOGO OMITTED]Countrywide(SM)
                                  HOME LOANS
                          Seller and Master Servicer

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------

These Computational Materials are furnished to you solely by Countrywide Securities Corporation ("Countrywide Securities") and not by the issuer of the securities or any of its affiliates (other than Countrywide Securities). The issuer of these securities has not prepared or taken part in the preparation of these materials.

The issuer has filed a registration statement (including a prospectus with the Securities and Exchange Commission ("SEC") for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and the offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Without limiting the foregoing, the collateral information, if any, set forth in these Computational Materials, including without limitation any collateral tables which may follow, is based only on a statistical pool of Mortgage Loans, (i) a majority of which are expected to be included (along with additional Mortgage Loans) in, and (ii) a portion of which are expected to be deleted from, the pool of Mortgage Loans delivered to the Trust on the Closing Date. Any statistical pool described herein may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although Countrywide Securities believes the information with respect to any statistical pool will be representative of the final pool of Mortgage Loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of any such statistical pool.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting your Countrywide Securities account representative.

Please be advised that mortgage-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Preliminary Term Sheet                                  Date: December 12, 2005
                         $2,520,700,000 (Approximate)
                CWABS Asset-Backed Certificates, Series 2005-17

====================================================================================================================================
                                                      Payment    Expected          Last Scheduled
                Principal            WAL         (Mos) Window    Ratings           Distribution
Class (1)       Amount(2)   Call/Mat (3)         Call/Mat (3)    (S&P/Moody's)(4)  Date              Certificate Type
------------------------------------------------------------------------------------------------------------------------------------
1-AF-1(5)    $301,016,000    1.01 / 1.01      1 - 22 / 1 - 22    [AAA/Aaa]         Jun 2025          Floating Rate Senior Sequential
1-AF-2(5)    $158,660,000    2.42 / 2.42    22 - 36 / 22 - 36    [AAA/Aaa]         Mar 2030          Fixed Rate Senior Sequential
1-AF-3(5)    $206,415,000    4.49 / 4.49    36 - 80 / 36 - 80    [AAA/Aaa]         Aug 2034          Fixed Rate Senior Sequential
1-AF-4(5)    $104,309,000   7.72 / 11.03   80 - 94 / 80 - 234    [AAA/Aaa]         May 2036          Fixed Rate Senior Sequential
1-AF-5(5)     $90,000,000    6.38 / 6.68   37 - 94 / 37 - 232    [AAA/Aaa]         Mar 2036          Fixed Rate Senior Lockout
BF (7)        $12,150,000    5.74 / 6.37   37 - 94 / 37 - 141    [BBB/Baa3]        Oct 2035          Fixed Rate Subordinate
2-AV (6)     $111,720,000    2.48 / 2.60     1 - 94 / 1 - 179    [AAA/Aaa]         May 2036          Floating Rate Senior
3-AV-1(8)    $407,938,000    2.55 / 2.70     1 - 94 / 1 - 189    [AAA/Aaa]         May 2036          Floating Rate Super Senior
3-AV-2(8)     $45,326,000    2.55 / 2.70     1 - 94 / 1 - 189    [AAA/Aaa]         May 2036          Floating Rate Senior Mezzanine
4-AV-1(9)    $338,226,000    1.00 / 1.00      1 - 21 / 1 - 21    [AAA/Aaa]         Jun 2026          Floating Rate Senior
4-AV-2A(9)   $312,223,000    3.00 / 3.00    21 - 66 / 21 - 66    [AAA/Aaa]         Jul 2034          Floating Rate Super Senior
4-AV-2B(9)    $34,692,000    3.00 / 3.00    21 - 66 / 21 - 66    [AAA/Aaa]         Jul 2034          Floating Rate Senior Mezzanine
4-AV-3(9)    $106,475,000    7.16 / 8.56   66 - 94 / 66 - 197    [AAA/Aaa]         May 2036          Floating Rate Senior
MV-1(10)      $61,200,000    4.97 / 5.39   40 - 94 / 40 - 164    [AA+/Aa1]         Apr 2036          Floating Rate Mezzanine
MV-2(10)      $54,400,000    4.94 / 5.34   39 - 94 / 39 - 156    [AA/Aa2]          Apr 2036          Floating Rate Mezzanine
MV-3(10)      $32,300,000    4.92 / 5.30   38 - 94 / 38 - 148    [AA-/Aa3]         Apr 2036          Floating Rate Mezzanine
MV-4(10)      $28,900,000    4.92 / 5.27   38 - 94 / 38 - 143    [A+/A1]           Mar 2036          Floating Rate Mezzanine
MV-5(10)      $27,200,000    4.92 / 5.25   38 - 94 / 38 - 137    [A/A2]            Mar 2036          Floating Rate Mezzanine
MV-6(10)      $25,500,000    4.90 / 5.19   37 - 94 / 37 - 130    [A-/A3]           Feb 2036          Floating Rate Mezzanine
MV-7(10)      $22,100,000    4.90 / 5.14   37 - 94 / 37 - 123    [BBB+/Baa1]       Feb 2036          Floating Rate Mezzanine
MV-8(10)      $20,400,000    4.90 / 5.08   37 - 94 / 37 - 115    [BBB/Baa2]        Dec 2035          Floating Rate Mezzanine
BV(10)        $19,550,000    4.90 / 4.97   37 - 94 / 37 - 105    [BBB-/Baa3]       Nov 2035          Floating Rate Subordinate
------------------------------------------------------------------------------------------------------------------------------------
Total:      $2,520,700,000
====================================================================================================================================

(1) The margins on the Class 2-AV, Class 3-AV, Class 4-AV Certificates double and the margins on the Floating Rate Subordinate Certificates are equal to 1.5x the related original margin after the Clean-up Call date. The fixed rate coupon on the Class AF-4 Certificates increases by 0.50% after the Clean-up Call date.
(2) The principal balance of each Class of Certificates is subject to a 10% variance.
(3)   See "Pricing Prepayment Speed" below.
(4) Rating Agency Contacts: James Taylor, Standard & Poors, 212.438.6067; [Earl Bandy, Moody's Investors Service, 212.553.7985].
(5) The Class 1-AF-1, Class 1-AF-2, Class 1-AF-3, Class 1-AF-4 and Class 1-AF-5 Certificates (collectively, the "Class 1-AF Certificates") are backed primarily by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(6) The Class 2-AV Certificates are backed primarily by the cashflows from the Group 2 Mortgage Loans. Under certain conditions referred to under "Class AV and Floating Rate Subordinate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(7) The Class BF Certificates are backed by the cashflows from the Group 1 Mortgage Loans. Under certain conditions referred to under "Fixed Rate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(8) The Class 3-AV-1 and Class 3-AV-2 Certificates (collectively, the "Class 3-AV Certificates") are backed primarily by the cashflows from the Group 3 Mortgage Loans. Under certain conditions referred to under "Class AV and Floating Rate Subordinate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(9) The Class 4-AV-1, Class 4-AV-2A, Class 4-AV-4B and Class 4-AV-3 Certificates (collectively the "Class 4-AV Certificates") are backed primarily by the cashflows from the Group 4 Mortgage Loans. Under certain conditions referred to under "Class AV and Floating Rate Subordinate Certificates Priority of Distributions," cashflows from one loan group may be used to make certain payments to the Certificate(s) related to the other loan group(s).
(10) The Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (collectively, the "Floating Rate Subordinate Certificates" and, together with the Class BF Certificates, the "Subordinate Certificates") are backed by the cashflows from the Group 2, Group 3 and Group 4 Mortgage Loans.

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------



Trust:                         Asset-Backed Certificates, Series 2005-17.

Depositor:                     CWABS, Inc.

Seller:                        Countrywide Home Loans, Inc. ("Countrywide").

Master Servicer:               Countrywide Home Loans Servicing LP.

Underwriters:                  Countrywide Securities Corporation (Lead Manager), Greenwich Capital Markets, Inc. (Co-Manager) and
                               BNP (Co-Manager).

Trustee:                       The Bank of New York, a New York banking corporation.

Monoline Insurer:              Ambac Assurance Corporation.

Fixed Rate Certificates:       The "Fixed Rate Certificates" consist of the Class 1-AF Certificates (other than the Class 1-AF-1
                               Certificates) and the Class BF Certificates.

Floating Rate Certificates:    The "Floating Rate Certificates" consist of the Class 1-AF-1, Class 2-AV, Class 3-AV and Class 4-AV
                               Certificates and the Floating Rate Subordinate Certificates.

Senior Certificates:           Together, the Class 1-AF (collectively, the "Class AF Certificates") and the Class 2-AV, Class 3-AV
                               and Class 4-AV Certificates (collectively, the "Class AV Certificates") are referred to herein as the
                               "Senior Certificates."

Subordinate Certificates:      Together, the Class BF Certificates and the Floating Rate Subordinate Certificates are referred to herein as the "Senior Certificates."

Offered Certificates:          The Senior Certificates and the Subordinate Certificates are together referred to herein as the
                               "Offered Certificates" and are expected to be offered as described in the final prospectus supplement.

Non-Offered Certificates:      The "Non-Offered Certificates" consist of the Class CF, Class PF, Class CV, Class PV and Class A-R
                               Certificates.

                               The Offered Certificates and Non-Offered Certificates are together referred to herein as the
                               "Certificates."

Federal Tax Status:            It is anticipated that the Certificates (other than the Class A-R Certificates) will represent ownership of REMIC regular interests for tax purposes.

Registration:                  The Offered Certificates will be available in book-entry form through DTC, Clearstream and the
                               Euroclear System.

Statistical Pool
Calculation Date:              December 1, 2005.

Cut-off Date:                  As to any Mortgage Loan, the later of December 1, 2005 and the origination date of such Mortgage
                               Loan.

Expected Pricing Date:         On or about December [14], 2005.

Expected Closing Date:         December [29], 2005.

Expected Settlement Date:      December [29], 2005.

Distribution Date:             The 25th day of each month (or, if not a business day, the next succeeding business day), commencing in January 2006.

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).
                                       4


[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Accrued Interest:              The price to be paid by investors for the Floating Rate Certificates will not include accrued interest (i.e., settling flat). The price to be paid by investors for the Fixed Rate Certificates will include accrued interest from December 1, 2005 up to, but not including, the Settlement Date.

Interest Accrual Period:       The "Interest Accrual Period" for each Distribution Date with respect to the Floating Rate
                               Certificates will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on an actual/360 day basis). The "Interest Accrual Period" for each Distribution Date with respect to the Fixed Rate Certificates will be the calendar month preceding the month in which such Distribution
                               Date occurs (on a 30/360 day basis).

ERISA Eligibility:             The Offered Certificates are expected to be eligible for purchase by employee benefit plans and similar plans and arrangements that are subject to Title I of ERISA or Section 4975 of the Internal
                               Revenue Code of 1986, as amended, (in the case of the Class AV and Floating Rate Subordinate
                               Certificates, such plans must qualify under an investor based prohibited transaction class exemption), as described in the prospectus.

SMMEA Eligibility:             The Senior Certificates, [Class MV-1, Class MV-2 and Class MV-3] Certificates will constitute
                               "mortgage related securities" for the purposes of SMMEA. The remaining Certificates will not constitute "mortgage related securities" for purposes of SMMEA

Optional Termination:          The "Clean-up Call" may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to 10% of the sum of the original Pre-Funded Amount and the aggregate principal balance of the Closing Date Pool as of the Cut-off Date.

Pricing Prepayment Speed:      The Senior Certificates and the Subordinate Certificates will be priced based on the following collateral prepayment assumptions:

                               -----------------------------------------------------------------------------------------------------
                               Fixed Rate Mortgage Loans
                               -----------------------------------------------------------------------------------------------------
                               100% PPC assumes 22% HEP (i.e., prepayments start at 2.2% CPR in month one, and increase by 2.2% CPR each month to 22% CPR in month ten, and remain at 22% CPR thereafter).
                               -----------------------------------------------------------------------------------------------------

                               -----------------------------------------------------------------------------------------------------
                               Adjustable Rate Mortgage Loans
                               -----------------------------------------------------------------------------------------------------
                               100% PPC, which assumes 6% CPR in month 1, an additional 1/11th of 22% CPR for each month thereafter, building to 28% CPR in month 12 and remaining constant at 28% CPR until month 33, increasing to and remaining constant at 50% CPR from month 34 until month 38, decreasing 1/4th of 20% CPR for each month thereafter, decreasing to 30% CPR in Month 42 and remaining constant at 30% CPR from month 43 and thereafter; provided, however, the prepayment rate will not exceed 85% CPR per annum in any period for any percentage of PPC.
                               -----------------------------------------------------------------------------------------------------

Mortgage Loans:                The collateral tables included in these Computational Materials as Appendix A represent a statistical pool of Mortgage Loans with scheduled balances as of the Statistical Pool Calculation Date (the
                               "Statistical Pool"). It is expected that (a) additional mortgage loans will be included in the Trust on the Closing Date and (b) certain Mortgage Loans may be prepaid or otherwise deleted from the pool of Mortgage Loans delivered to the Trust on the Closing Date (the "Closing Date Pool"). The
                               characteristics of the Closing Date Pool will vary from the characteristics of the Statistical Pool described herein, although any such difference is not expected to be material. See the attached collateral descriptions for additional information.

                               As of the Statistical Pool Calculation Date, the aggregate principal balance of the Mortgage Loans was approximately $2,205,163,292 (the "Mortgage Loans") of which: (i) approximately $819,433,839 were fixed rate conforming balance Mortgage Loans made to borrowers with credit-blemished histories (the
                               "Group 1 Mortgage Loans"), (ii) approximately $115,188,429 were fixed rate and adjustable rate conforming Mortgage Loans made to borrowers with credit-blemished histories (the "Group 2 Mortgage
                               Loans"), (iii) approximately $464,878,613 were fixed rate and adjustable rate conforming balance
                               Mortgage Loans made to borrowers with credit-blemished histories (the "Group 3

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).
                                       5


[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                               Mortgage Loans"), and (iv) approximately $805,662,411 were fixed rate and adjustable rate nonconforming balance Mortgage Loans made to borrowers with credit-blemished histories (the "Group 4
                               Mortgage Loans").

Pre-Funded Amount:             A deposit of not more than $[650,000,000] (the "Pre-Funded Amount") will be made to a pre-funding account (the "Pre-Funding Account") on the Closing Date. From the Closing Date through February [13],
                               2006 (the "Funding Period"), the Pre-Funded Amount will be used to purchase subsequent mortgage loans
                               (the "Subsequent Mortgage Loans"), which will be included in the Trust to create a final pool of
                               Mortgage Loans (the "Final Pool"). The characteristics of the Final Pool will vary from the characteristics of the Closing Date Pool, although any such difference is not expected to be material. It is expected that, after giving effect to the purchase of Subsequent Mortgage Loans during the Funding Period, the Final Pool of Mortgage Loans will be comprised of approximately
                               $900,000,000 of Group 1 Mortgage Loans, approximately $140,000,000 of Group 2 Mortgage Loans, approximately $568,000,000 of Group 3 Mortgage Loans and approximately $992,000,000 of Group 4
                               Mortgage Loans. Any portion of the Pre-Funded Amount remaining on the last day of the Funding Period will be distributed as principal of the applicable Senior Certificates on the immediately following
                               Distribution Date.

Pass-Through Rate:             The Pass-Through Rate for each class of Floating Rate Certificates will be equal to the lesser of (a)
                               one-month LIBOR plus the margin for such class, and (b) the related Net Rate Cap.

                               The Pass-Through Rate on each class of Fixed Rate Certificates will be equal to the lesser of (a) the fixed rate for such class and (b) the related Net Rate Cap.

Adjusted Net
Mortgage Rate:                 The "Adjusted Net Mortgage Rate" for each Mortgage Loan is equal to the gross mortgage rate of the
                               Mortgage Loan less the sum of (a) the servicing fee rate, (b) with respect to any Mortgage Loan covered by a lender paid mortgage insurance policy, the related mortgage insurance premium rate and
                               (c) the trustee fee rate (such sum, the "Expense Fee Rate").

Net Rate Cap:                  The "Net Rate Cap" is generally equal to the following (subject to certain exceptions described in the prospectus supplement):

                               -----------------------------------------------------------------------------------------------------
                               Class
                               -----------------------------------------------------------------------------------------------------
                               1-AF             The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans
                                                (adjusted, in the case of the Class AF-1 Certificates, to an effective rate reflecting the accrual of interest on an actual/360 basis) minus the Monoline
                                                Guaranty fee for the current Distribution Date (multiplied by 12) and the denominator of which is (y) the sum of the aggregate Stated Principal Balance of the
                                                Group 1 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the
                                                Group 1 Mortgage Loans.
                               -----------------------------------------------------------------------------------------------------
                               BF               The weighted average Adjusted Net Mortgage Rate of the Group 1 Mortgage Loans.
                               -----------------------------------------------------------------------------------------------------
                               2-AV             The weighted average Adjusted Net Mortgage Rate of the Group 2 Mortgage Loans
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis) minus the percentage equivalent of a fraction, the numerator of which is (x)
                                                the product of (a) the Net Swap Payment (multiplied by 360 divided by the actual number of days in the related accrual period) or Swap Termination Payment (other than a Swap Termination Payment due to a Swap Provider Trigger Event) owed by the trust and (b) a fraction, the numerator of which is the net interest funds for Loan
                                                Group 2 and the denominator of which is the net interest funds for Loan Group 2,
                                                Loan Group3 and Loan Group 4 and the denominator of which is (y) the sum of the aggregate Stated Principal Balance of the Group 2 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 2 Mortgage Loans.
                               -----------------------------------------------------------------------------------------------------
                               3-AV             The weighted average Adjusted Net Mortgage Rate of the Group 3 Mortgage Loans
                                                (adjusted to an effective rate reflecting the accrual of interest on an
                               -----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).
                                       6
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----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                               -----------------------------------------------------------------------------------------------------
                                                actual/360 basis) minus the percentage equivalent of a fraction, the numerator of which is (x) the product of (a) the Net Swap Payment (multiplied by 360 divided by the actual number of days in the related accrual period) or Swap Termination Payment
                                                (other than a Swap Termination Payment due to a Swap Provider Trigger Event) owed by the trust and (b) a fraction, the numerator of which is the net interest funds for
                                                Loan Group 3 and the denominator of which is the net interest funds for Loan Group
                                                2, Loan Group 3 and Loan Group 4 and the denominator of which is (y) the sum of the aggregate Stated Principal Balance of the Group 3 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 3 Mortgage Loans.
                               -----------------------------------------------------------------------------------------------------
                               4-AV             The weighted average Adjusted Net Mortgage Rate of the Group 4 Mortgage Loans
                                                (adjusted to an effective rate reflecting the accrual of interest on an actual/360 basis) minus the percentage equivalent of a fraction, the numerator of which is (x)
                                                the product of (a) the Net Swap Payment (multiplied by 360 divided by the actual number of days in the related accrual period) or Swap Termination Payment (other than a Swap Termination Payment due to a Swap Provider Trigger Event) owed by the trust and (b) a fraction, the numerator of which is the net interest funds for Loan
                                                Group 4 and the denominator of which is the net interest funds for Loan Group 2,
                                                Loan Group 3 and Loan Group 4 and the denominator of which is (y) the sum of the aggregate Stated Principal Balance of the Group 4 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 4 Mortgage Loans.
                               -----------------------------------------------------------------------------------------------------
                               Floating Rate
                               Subordinate      The weighted average of the Net Rate Cap for the Class 2-AV Certificates, Class 3-AV
                                                Certificates and the Class 4-AV Certificates, weighted on the basis of the excess of the sum of the aggregate stated principal balance of the Group 2 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 2 Mortgage Loans, the sum of the aggregate stated principal balance of the Group 3 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 3 Mortgage Loans and the sum of the aggregate stated principal balance of the Group 4 Mortgage Loans plus the amounts in the Pre-Funding Account allocable to the Group 4 Mortgage Loans over the aggregate principal balance of the Class 2-AV Certificates, Class 3-AV Certificates
                                                and Class 4-AV Certificates, respectively.
                               -----------------------------------------------------------------------------------------------------

Net Rate Carryover:            For any class of Senior Certificates and Subordinate Certificates and any Distribution Date, the "Net
                               Rate Carryover" will equal the sum of (a) the excess of (i) the amount of interest that would have accrued thereon if the applicable Pass-Through Rate had not been limited by the applicable Net Rate
                               Cap over (ii) the amount of interest accrued based on the applicable Net Rate Cap, and (b) the aggregate of any unpaid Net Rate Carryover from previous Distribution Dates together with accrued interest thereon at the related Pass-Through Rate (without giving effect to the applicable Net Rate
                               Cap). Net Rate Carryover will be paid to the extent available from proceeds received on the applicable Corridor Contract and Excess Cashflow remaining from the related loan groups, as described under the headings "Fixed Rate Certificates Priority of Distributions" and "Class AV and Floating
                               Rate Subordinate Certificates Priority of Distributions" below.


Credit Enhancement:            The Trust will include the following credit enhancement mechanisms, each of which is intended to provide credit support for some or all of the Senior Certificates and the Subordinate Certificates,
                               as the case may be:

                               1)   Subordination
                               2)   Overcollateralization
                               3)   Net Cashflow
                               4)   Swap Payments (if any) (In the case of Class AV and Floating Rate Subordinate Certificates only)

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).
                                       7
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----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                               5)   Monoline Guaranty: Monoline Insurer will guarantee that (i) required payments of interest on the
                                    Class AF Certificates are distributed on time, and (ii) the ultimate payment of the principal balance of the Class AF Certificates is made. The Monoline Guaranty will not cover any Net Rate
                                    Carryover, any prepayment interest shortfall amounts or any interest shortfalls resulting from the application of the Servicemembers Civil Relief Act.

                               --------------------------------------------------------------
                                                                                Target
                                                            Initial Target      Subordination
                               Class      S&P/ Moody's      Subordination       at Stepdown
                               --------------------------------------------------------------
                               AF            [AAA/Aaa]      5.25%               10.50%
                               BF           [BBB/Baa3]      3.90%               7.80%
                               AV            [AAA/Aaa]      20.20%              40.40%
                               MV-1          [AA+/Aa1]      16.60%              33.20%
                               MV-2           [AA/Aa2]      13.40%              26.80%
                               MV-3          [AA-/Aa3]      11.50%              23.00%
                               MV-4            [A+/A1]      9.80%               19.60%
                               MV-5             [A/A2]      8.20%               16.40%
                               MV-6            [A-/A3]      6.70%               13.40%
                               MV-7        [BBB+/Baa1]      5.40%               10.80%
                               MV-8         [BBB/Baa2]      4.20%               8.40%
                               BV          [BBB-/Baa3]      3.05%               6.10%
                               --------------------------------------------------------------

Subordination:                 The Class BF Certificates will be subordinate to, and provide credit support for, the Class AF
                               Certificates. The Floating Rate Subordinate Certificates will be subordinate to, and provide credit support for, the Class AV Certificates. Among the Floating Rate Subordinate Certificates,
                               certificates with a higher class designation will be subordinate to, and provide credit support for, those Floating Rate Subordinate Certificates with a lower class designation. In addition, the Class
                               3-A-2 Certificates will provide additional credit support to the Class 3-A-1 Certificates and the
                               Class 4-A-2B Certificates will provide additional credit support to the Class 4-A-2A Certificates..


Fixed Rate
Overcollateralization
Target:                        Prior to the Fixed Rate Stepdown Date, the initial Overcollateralization Target for the Group 1
                               Mortgage Loans will be equal to 3.90% of the sum of the aggregate principal balance of the Group 1
                               Mortgage Loans as of the Cut-off Date and the portion of the original Pre-Funded Amount allocable to
                               Loan Group 1 (the "Initial Fixed Rate O/C Target"). The initial amount of fixed rate overcollateralization will be 3.05%.

                               On or after the Fixed Rate Stepdown Date, the Fixed Rate Overcollateralization Target will be equal to 7.80% of the principal balance of the Group 1 Mortgage Loans for the related Distribution Date, subject to a floor (the "Fixed Rate O/C Floor") of 0.50% of the sum of the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date and the portion of the original
                               Pre-Funded Amount allocable to Loan Group 1.

                               However, if a Fixed Rate Trigger Event (as described below) is in effect on the related Distribution
                               Date, the Fixed Rate Overcollateralization Target will be equal to the Fixed Rate
                               Overcollateralization Target on the prior Distribution Date.

Adjustable Rate
Overcollateralization
Target:                        Prior to the Adjustable Rate Stepdown Date, the initial Overcollateralization Target for the Group 2,
                               Group 3 and Group 4 Mortgage Loans will be equal to 3.05% of the sum of the aggregate principal balance of the Group 2, Group 3 and Group 4 Mortgage Loans as of the Cut-off Date and the portion of the original Pre-Funded Amount allocable to Loan Group 2, Loan Group 3 and Loan Group 4 (the "Initial
                               Adjustable Rate O/C Target"). The initial amount of adjustable rate overcollateralization will be
                               3.05%.

                               On or after the Adjustable Rate Stepdown Date, the Adjustable Rate Overcollateralization Target will be equal to 6.10% of the aggregate principal balance of the Group 2, Group 3 and Group 4 Mortgage
                               Loans for the related Distribution Date, subject to a floor (the "Adjustable Rate O/C Floor") of
                               0.50% of the sum of the aggregate principal balance of the Group 2, Group 3 and Group 4 Mortgage
                               Loans as

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).
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A Countrywide Capital Markets Company
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                               of the Cut-off Date and the portion of the original Pre-Funded Amount allocable to Loan Group 2, Loan
                               Group 3 and Loan Group 4.

                               However, if an Adjustable Rate Trigger Event (as described below) is in effect on the related
                               Distribution Date, the Adjustable Rate Overcollateralization Target will be equal to the Adjustable
                               Rate Overcollateralization Target on the prior Distribution Date.

Corridor Contract:             The Trust will include one Corridor Contract for the benefit of the Class 1-AF-1 Certificates (the
                               "Class 1-AF-1 Corridor Contract". Payments to the Trust from the Class 1-AF-1 Corridor Contract will be calculated based on the lesser of the notional amount of the Class 1-AF-1 Corridor Contract and the principal balance of the Class 1-AF-1 Certificates. After the Closing Date, the notional amount of the Class 1-AF-1 Corridor Contract will amortize down pursuant to an amortization schedule (as set forth in an appendix hereto) that is generally estimated to decline in relation to the amortization of the Class 1-AF-1 Certificates. With respect to each Distribution Date, payments received on the
                               Class 1-AF-1 Corridor Contract will be available to pay the holders of the Class 1-AF-1 Certificates any related Net Rate Carryover. Any amounts received on the Corridor Contract on a Distribution Date that are not used to pay any Net Rate Carryover on the Class 1-AF-1 Certificates on such Distribution
                               Date will be distributed to the holder of the Class CF Certificates and will not be available for payments of any Net Rate Carryover on Certificates on future Distribution Dates.

Swap Contract:                 On the Closing Date, Countrywide will enter into and then assign to the Trust a Swap Contract with a scheduled notional amount as shown in an appendix hereto. The Under the Swap Contract, the Trust will be obligated to pay an amount, solely from collections on the Group 2, Group 3 and Group 4 Mortgage
                               Loans, equal to [4.880]% per annum on the lesser of (a) the notional amount as set forth in the Swap
                               Contract and (b) the aggregate principal balance of the Class AV Certificates and the Floating Rate
                               Subordinate Certificates, to the swap provider (on a 30/360 basis) and the Trust will be entitled to receive an amount equal to one-month LIBOR on the lesser of (a) the notional amount as set forth in the Swap Contract and (b) the aggregate principal balance of the Class AV Certificates and the
                               Floating Rate Subordinate Certificates, from the swap provider (on an actual/360 basis), until the
                               Swap Contract is terminated. Only the net amount of the two obligations will be paid by the appropriate party (the "Net Swap Payment") on each Distribution Date. Any Net Swap Payment due to the swap provider on any Distribution Date will generally be paid prior to Certificateholders. Generally, the Net Swap Payment will be deposited into a swap account (the "Swap Account") by the swap administrator pursuant to the Pooling and Servicing Agreement and a swap administration agreement and amounts on deposit in the Swap Account will be distributed in accordance with the terms set forth in the Pooling and Servicing Agreement. Upon early termination of the Swap Contract, the Trust or the swap provider may be obligated to make a termination payment (the "Swap Termination Payment") to the other party (regardless of which party caused the termination). The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Contract and will be paid on the related Distribution Date and on any subsequent Distribution Date until paid in full. In the event that the Trust is required to make a Swap Termination Payment, payments generally will be paid prior to distributions to Certificateholders.

Fixed Rate Trigger Event:      Either a Fixed Rate Delinquency Trigger Event or a Fixed Rate Cumulative Loss Trigger Event.

Adjustable Rate Trigger
Event:                         Either an Adjustable Rate Delinquency Trigger Event or an Adjustable Rate Cumulative Loss Trigger
                               Event.

Fixed Rate
Delinquency Trigger Event:     With respect to the Class AF and Class BF Certificates, a "Fixed Rate Delinquency Trigger Event" will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage (including bankruptcy, foreclosure, and REO) for the outstanding Group 1 Mortgage Loans equals or exceeds [TBD]% times the Fixed Rate Senior Enhancement
                               Percentage.

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).
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A Countrywide Capital Markets Company
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                               As used above, the "Fixed Rate Senior Enhancement Percentage" with respect to any Distribution Date on or after the Fixed Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Group 1 Mortgage
                               Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AF Certificates as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Group 1 Mortgage Loans for the preceding Distribution Date.

Fixed Rate Cumulative
Loss Trigger Event:            With respect to the Class AF and Class BF Certificates, a "Fixed Rate Cumulative Loss Trigger Event"
                               will be in effect for any Distribution Date on or after the Fixed Rate Stepdown Date if the aggregate amount of realized losses on the Group 1 Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Group 1 Mortgage Loans as of the Cut-off Date and the
                               portion of the Pre-Funded Amount allocable to Loan Group 1, as set forth below:

                               Period (month)     Percentage
                               --------------     ----------------------------------------------------
                               25 - 36            [0.65]% with respect to January 2008, plus an
                                                  additional 1/12th of 0.85% for each month thereafter
                               37 - 48            [1.50]% with respect to January 2009, plus an
                                                  additional 1/12th of 1.05% for each month thereafter
                               49 - 60            [2.55]% with respect to January 2010, plus an
                                                  additional 1/12th of 0.85% for each month thereafter
                               61 - 72            [3.40]% with respect to January 2011, plus an
                                                  additional 1/12th of 0.65% for each month thereafter
                               73 - 84            [4.05]% with respect to January 2012, plus an
                                                  additional 1/12th of 0.20% for each month thereafter
                               85+                [4.25]%

Adjustable Rate
Delinquency Trigger Event:     With respect to the Class AV Certificates and the Floating Rate Subordinate Certificates, an
                               "Adjustable Rate Delinquency Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the three month rolling average 60+ day delinquency percentage
                               (including bankruptcy, foreclosure, and REO) for the outstanding Group 2, Group 3 and Group 4
                               Mortgage Loans equals or exceeds [35.00]% times the Adjustable Rate Senior Enhancement Percentage.

                               As used above, the "Adjustable Rate Senior Enhancement Percentage" with respect to any Distribution
                               Date on or after the Adjustable Rate Stepdown Date is the percentage equivalent of a fraction, the numerator of which is equal to: (a) the excess of (i) the aggregate principal balance of the Group 2,
                               Group 3 and Group 4 Mortgage Loans for the preceding Distribution Date, over (ii) the sum of the certificate principal balances of the Class AV Certificates as of the immediately preceding master servicer advance date, and the denominator of which is equal to (b) the aggregate principal balance of the Group 2, Group 3 and Group 4 Mortgage Loans for the preceding Distribution Date.

Adjustable Rate Cumulative
 Loss Trigger Event:           With respect to the Class AV Certificates and the Floating Rate Subordinate Certificates, an
                               "Adjustable Rate Cumulative Loss Trigger Event" will be in effect for any Distribution Date on and after the Adjustable Rate Stepdown Date if the aggregate amount of realized losses on the Group 2,
                               Group 3 and Group 4 Mortgage Loans exceeds the applicable percentage of the sum of the aggregate principal balance of the Group 2, Group 3 and Group 4 Mortgage Loans as of the Cut-off Date and the
                               portion of Pre-Funded Amount allocable to Loan Group 2, Loan Group 3 and Loan Group 4, as set forth below:

                               Period (month)    Percentage
                               --------------    ----------------------------------------------------
                               25 - 36           [1.30]% with respect to January 2008, plus an
                                                 additional 1/12th of 1.60% for each month thereafter
                               37 - 48           [2.90]% with respect to January 2009, plus an

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).
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SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                                 additional 1/12th of 1.70% for each month thereafter
                               49 - 60           [4.60]% with respect to January 2010, plus an
                                                 additional 1/12th of 1.35% for each month thereafter
                               61 - 72           [5.95]% with respect to January 2011, plus an
                                                 additional 1/12th of 0.75% for each month thereafter
                               73 - 84           [6.70]% with respect to January 2012, plus an
                                                 additional 1/12th of 0.05% for each month thereafter
                               85+               [6.75]%

Fixed Rate Stepdown Date:      The earlier to occur of:

                                   (i)   the Distribution Date on which the aggregate certificate principal balance of the Class AF
                                         Certificates is reduced to zero; and

                                   (ii)  the later to occur of:

                                         a.    the Distribution Date in January 2009

                                         b.    the first Distribution Date on which the aggregate certificate principal balance of the Class AF Certificates is less than or equal to 89.50% of the principal balance of the Group 1 Mortgage Loans for such Distribution Date.

Adjustable Rate
Stepdown Date:                 The earlier to occur of:

                                   (i)   the Distribution Date on which the aggregate certificate principal balance of the Class AV
                                         Certificates is reduced to zero; and
                                   (iii) the later to occur of:

                                         a.    the Distribution Date in January 2009

                                         b.    the first Distribution Date on which the aggregate certificate principal balance of the Class AV Certificates is less than or equal to 59.60% of the principal balance of the Group 2, Group 3 and Group 4 Mortgage Loans for such Distribution Date.

Allocation of Losses:          Any realized losses on the Mortgage Loans not covered by Excess Interest or the O/C related to such
                               Mortgage Loans will be allocated: (i) in the case of the Group 1 Mortgage Loans, (x) first, to the
                               Class BF Certificates until the certificate principal balance thereof is reduced to zero, then (y)
                               any realized losses on the Class AF Certificates will be covered by payments under the Monoline
                               Guaranty and (ii) in the case of the Group 2, Group 3 and Group 4 Mortgage Loans, (x) first to the
                               Class BV Certificates, then to the Class MV-8 Certificates, then to the Class MV-7 Certificates, then to the Class MV-6 Certificates, then to the Class MV-5 Certificates, then to the Class MV-4
                               Certificates, then to the Class MV-3 Certificates, then to the Class MV-2 Certificates and last to the Class MV-1 Certificates in each case, until the respective certificate principal balance of each such class of Floating Rate Subordinate Certificates has been reduced to zero, then (y)(1) any additional realized losses on the Group 2 Mortgage Loans will be allocated, pro rata to each class of
                               Class 2-AV Certificates, based on the certificate principal balances thereof, in each case until the certificate principal balance of each such class has been reduced to zero, (2) any additional realized losses on the Group 3 Mortgage Loans will be allocated sequentially, to the Class 3-A-2 and
                               Class 3-A-1 Certificates until their respective certificate principal balances have been reduced to zero and (3) any additional realized losses on the Group 4 Mortgage Loans will be allocated, pro rata to each class of Class 4-AV Certificates until their respective certificate principal balances have been reduced to zero, However, the pro rata share allocable to the Class 4-A-2A Certificates will be applied to the Class 4-A-2B until the Class 4-A-2B Certificate Balance has been reduced to zero.

Fixed Rate Certificates
Priority of Distributions:     Available funds from the Group 1 Mortgage Loans will be distributed in the following order of priority:

                               1)   Interest funds, sequentially, as follows: (a) from interest funds related to the Group 1
                                    Mortgage Loans, to pay the Monoline Guaranty fee, (b) from interest funds related to the
                                    Group 1 Mortgage Loans, to each class of Class 1-AF Certificates, current interest, pro rata based on their entitlements, (c) from interest funds related to the Group 1 Mortgage Loans, to pay any Monoline Reimbursements, (d) from interest funds related to the Group 1 Mortgage
                                    Loans, to the Class 1-

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).
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--------------------------------------------------------------------------------


                                    AF Certificates, any unpaid interest, pro rata based on their entitlements, and (b) from any interest funds related to all of the Group 1, current interest, to the Class BF Certificates;
                               2)   Principal funds, sequentially, as follows: (a) from principal collections related to the
                                    Group 1 Mortgage Loans, to pay any remaining Monoline Guaranty fee not covered by interest, (b)
                                    from principal collections related to the Group 1 Mortgage Loans, to the Class 1-AF Certificates
                                    as described below under "Fixed Rate Principal Paydown" and "Class 1-AF Principal
                                    Distributions", (c) from principal collections related to the Group 1 Mortgage Loans, to pay any remaining Monoline reimbursements not covered by interest and (d) from remaining principal collections related to the Group 1 Mortgage Loans, to the Class BF Certificates, as described under "Fixed Rate Principal Paydown" below;
                               3)   Any Fixed Rate Excess Cashflow, to the Class AF and Class BF Certificates to build or restore
                                    Fixed Rate O/C as described under "Fixed Rate Overcollateralization Target" and "Fixed Rate
                                    Principal Paydown," respectively;
                               4)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid realized loss amounts, to the
                                    Class AF Certificates, pro rata, based on the amount of any unpaid realized loss amounts allocated to such classes;
                               5)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, to the Class BF Certificates;
                               6)   Any remaining Fixed Rate Excess Cashflow to pay Net Rate Carryover related to the Class AF
                                    Certificates (after, in the case of the Class 1-AF-1 Certificates, application of amounts received on the Class 1-AF-1 Corridor Contract) and the Class BF Certificates (as described below);
                               7)   Any remaining Fixed Rate Excess Cashflow to restore any Adjustable Rate O/C as described under "Adjustable Rate Overcollateralization Target" and "Class AV and Floating Rate Subordinate
                                    Certificates Principal Paydown," respectively (after application of the Adjustable Rate Excess
                                    Cashflow);
                               8)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid realized loss amounts, to the
                                    Class AV Certificates, pro rata, based on the amount of any unpaid realized loss amounts allocated to such classes (after application of the Adjustable Rate Excess Cashflow);
                               9)   Any remaining Fixed Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class
                                    MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates (after application of the Adjustable Rate Excess Cashflow);
                               10)  Any remaining Fixed Rate Excess Cashflow to the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement.

                               Fixed Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the Fixed Rate Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Group 1 Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group may be used to pay the Certificates related to another Loan Group or Groups.

Class AV and Floating Rate
Subordinate Certificates
Priority of Distributions:     Available funds from the Group 2, Group 3 and Group 4 Mortgage Loans will be distributed in the following order of priority:

                               1)   From available funds from the Group 2, Group 3 and Group 4 Mortgage Loans, to the Swap
                                    Account, any Net Swap Payment and Swap Termination Payment for such Distribution Date (other than any Swap Termination Payment resulting from a swap provider trigger event) owed to the swap provider;
                               2)   Interest funds, sequentially, as follows: (a) concurrently, (i) from interest funds related to the Group 2 Mortgage Loans, to each class of Class 2-AV Certificates, current and unpaid interest, pro rata based on their entitlements, (ii) from interest funds related to the
                                    Group 3 Mortgage Loans, to each class of Class 3-AV Certificates, current and unpaid interest, pro rata based on their entitlements and (iii) from interest funds related to the
                                    Group 4 Mortgage Loans, to each class of

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).
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A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                                    Class 4-AV Certificates, current and unpaid interest, pro rata based on their entitlements and
                                    (b) from any remaining interest funds related to all of the Group 2, Group 3 and Group 4
                                    Mortgage Loans, current interest, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class
                                    MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               3)   Principal funds, sequentially, as follows: (a) concurrently, (i) from principal collections related to the Group 2 Mortgage Loans, to the Class 2-AV Certificates, (ii) from principal collections related to the Group 3 Mortgage Loans, to the Class 3-AV Certificates as described below under "Class AV and Floating Rate Subordinate Certificates Principal Paydown" and "Class
                                    3-AV Principal Distributions" and (iii) from principal collections related to the Group 4
                                    Mortgage Loans, to the Class 4-AV Certificates as described below under "Class AV and Floating
                                    Rate Subordinate Certificates Principal Paydown" and "Class 4-AV Principal Distributions", and
                                    (b) from remaining principal collections related to all of the Group 2, Group 3 and Group 4
                                    Mortgage Loans, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5,
                                    Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates, each as described under "Class AV and Floating Rate Subordinate Certificates Principal Paydown" below;
                               4)   Any Adjustable Rate Excess Cashflow, to the Class AV and Floating Rate Subordinate Certificates
                                    to build or restore Adjustable Rate O/C as described under "Adjustable Rate
                                    Overcollateralization Target" and "Class AV and Floating Rate Subordinate Certificates Principal
                                    Paydown," respectively;
                               5)   Any remaining Adjustable Rate Excess Cashflow to pay any unpaid realized loss amounts, to the
                                    Class AV Certificates, pro rata, based on the amount of any unpaid realized loss amounts allocated to such classes;
                               6)   Any remaining Adjustable Rate Excess Cashflow to pay any unpaid interest and then to pay any unpaid realized loss amounts, sequentially, to the Class MV-1, Class MV-2, Class MV-3, Class
                                    MV-4, Class MV-5, Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates;
                               7)   Any remaining Adjustable Rate Excess Cashflow to pay Net Rate Carryover on the Class AV and
                                    Floating Rate Subordinate Certificates remaining unpaid (as described above);
                               8)   Any remaining Adjustable Rate Excess Cashflow to restore any Fixed Rate O/C as described under
                                    "Fixed Rate Overcollateralization Target" and "Fixed Rate Principal Paydown," respectively
                                    (after application of the Fixed Rate Excess Cashflow);
                               9)   Any remaining Adjustable Rate Excess Cashflow to pay any unpaid realized loss amounts, to the
                                    Class AF Certificates, pro rata, based on the amount of any unpaid realized loss amounts allocated to such classes (after application of the Fixed Rate Excess Cashflow);
                               10)  Any remaining Adjustable Rate Excess Cashflow to pay any unpaid realized loss amounts, to the
                                    Class BF Certificates (after application of the Fixed Rate Excess Cashflow);
                               11)  Any remaining Adjustable Rate Excess Cashflow to the Non-Offered Certificate(s), any remaining amount as described in the Pooling and Servicing Agreement including any Swap Termination
                                    Payment owed to the swap provider due to a swap provider trigger event pursuant to the Swap
                                    Agreement.

                               Adjustable Rate Excess Cashflow available to cover related Net Rate Carryover will generally be distributed to the applicable Certificates on a pro rata basis, first based on the certificate principal balances thereof and second based on any remaining unpaid Net Rate Carryover.

                               As described in the prospectus supplement, with respect to the Group 3 and Group 4 Mortgage Loans, under certain circumstances principal or interest from an unrelated Loan Group or Group may be used to pay the Certificates related to another Loan Group.

Fixed Rate
Principal Paydown:             Prior to the Fixed Rate Stepdown Date or if a Fixed Rate Trigger Event is in effect on any
                               Distribution Date, 100% of the principal funds from Loan Group 1 will be paid to the Class 1-AF
                               Certificates as described below under "Class 1-AF Principal Distributions"; provided, however, if all of the Class AF Certificates have been retired, such amounts will be applied to the Class BF
                               Certificates.

                               On any Distribution Date on or after the Fixed Rate Stepdown Date, and if a Fixed Rate Trigger Event
                               is not in effect on such Distribution Date, each of the Class AF and the Class BF Certificates will be

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).
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SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                               entitled to receive payments of principal related to the Group 1 Mortgage Loans in the following order of priority: (i) first, from principal collections related to the Group 1 Mortgage Loans, to the Class 1-AF Certificates, in each case, such that the Class AF Certificates in the aggregate will have 10.50% subordination, and (ii) second, from remaining principal collections related to the Group
                               1 Mortgage Loans, to the Class BF Certificates such that the Class BF Certificates will have 7.80%
                               subordination; each subject to the Fixed Rate O/C Floor.


Class AV and Floating Rate
Subordinate Certificates
Principal Paydown:             Prior to the Adjustable Rate Stepdown Date or if an Adjustable Rate Trigger Event is in effect on any
                               Distribution Date, (i) 100% of the principal funds from Loan Group 2 will be paid to the Class 2-AV
                               Certificates, (ii) 100% of the principal funds from Loan Group 3 will be paid to the Class 3-AV
                               Certificates as described below under "Class 3-AV Principal Distributions" and (iii) 100% of the
                               principal funds from Loan Group 4 will be paid to the Class 4-AV Certificates as described below under "Class 4-AV Principal Distributions"; provided, however, that (x) if either (a) all of the
                               Class 2-AV Certificates, (b) all of the Class 3-AV Certificates or (b) all of the Class 4-AV
                               Certificates have been retired, 100% of the principal collections from the Loan Group related to such retired classes of Senior Certificates will be paid to the remaining Class AV Certificates, and (y)
                               if all of the Class AV Certificates have been retired, such amounts will be applied sequentially in the following order of priority: to the Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5,
                               Class MV-6, Class MV-7, Class MV-8 and Class BV Certificates.

                               On any Distribution Date on or after the Adjustable Rate Stepdown Date, and if an Adjustable Rate
                               Trigger Event is not in effect on such Distribution Date, each of the Class 2-AV, Class 3-AV, Class
                               4-AV and Floating Rate Subordinate Certificates will be entitled to receive payments of principal in the following order of priority: (i) first, concurrently, (a) from principal collections relating to the Group 2 Mortgage Loans, to the Class 2-AV Certificates, (b) from principal collections relating to the Group 3 Mortgage Loans, to the Class 3-AV Certificates and (c) from principal collections related to the Group 4 Mortgage Loans, to the Class 4-AV Certificates, in each case, such that the
                               Class AV Certificates in the aggregate will have 40.40% subordination, (ii) second, from remaining principal collections relating to the Group 2, Group 3 and Group 4 Mortgage Loans, to the Class MV-1
                               Certificates such that the Class MV-1 Certificates will have 33.20% subordination, (iii) third, from remaining principal collections relating to the Group 2, Group 3 and Group 4 Mortgage Loans, to the
                               Class MV-2 Certificates such that the Class MV-2 Certificates will have 26.80% subordination, (iv)
                               fourth, from remaining principal collections relating to the Group 2, Group 3 and Group 4 Mortgage
                               Loans, to the Class MV-3 Certificates such that the Class MV-3 Certificates will have 23.00%
                               subordination, (v) fifth, from remaining principal collections relating to the Group 2, Group 3 and
                               Group 4 Mortgage Loans, to the Class MV-4 Certificates such that the Class MV-4 Certificates will have 19.60% subordination, (vi) sixth, from remaining principal collections relating to the Group 2,
                               Group 3 and Group 4 Mortgage Loans, to the Class MV-5 Certificates such that the Class MV-5
                               Certificates will have 16.40% subordination, (vii) seventh, from remaining principal collections relating to the Group 2, Group 3 and Group 4 Mortgage Loans, to the Class MV-6 Certificates such that the Class MV-6 Certificates will have 13.40% subordination, (viii) eighth, from remaining principal collections relating to the Group 2, Group 3 and Group 4 Mortgage Loans, to the Class MV-7
                               Certificates such that the Class MV-7 Certificates will have 10.80% subordination, (ix) ninth, from remaining principal collections relating to the Group 2, Group 3 and Group 4 Mortgage Loans, to the
                               Class MV-8 Certificates such that the Class MV-8 Certificates will have 8.40% subordination and (x)
                               tenth, from remaining principal collections relating to the Group 2, Group 3 and Group 4 Mortgage
                               Loans, to the Class BV Certificates such that the Class BV Certificates will have 6.10%
                               subordination; each subject to the Adjustable Rate O/C Floor.

Class 3-AV
Principal Distributions:       Principal will be distributed to the Class 3-AV-1 and Class 3-AV-2, pro rata, until the certificate principal balances thereof are reduced to zero.

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities
Corporation and not by the issuer or any of its affiliates (other than
Countrywide Securities Corporation).
                                      14


[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class 4-AV
Principal Distributions:       Principal will be distributed sequentially to (i) the Class 4-AV-1, (ii) pro rata, the Class 4-AV-2A and Class 4-A-2B and (iii) the Class 4-AV-3 Certificates, in that order, until the certificate principal balances thereof are reduced to zero.

Class 1-AF
Principal Distributions:       Principal will be distributed to the 1-AF Certificates in the following order of priority:

                               1.   To the Class 1-AF-5 Certificates; the Lockout Percentage of the principal distributable to the
                                    Class 1-AF Certificates, as described below:

                                                    Month              Lockout Percentage
                                                    -------------      ------------------
                                                     1 - 36                      0%
                                                    37 - 60                     45%
                                                    61 - 72                     80%
                                                    73 - 84                    100%
                                                    85 and after               300%

                               2.   Sequentially, to the Class 1-AF-1, Class 1-AF-2, Class 1-AF-3, Class 1-AF-4 and Class 1-AF-5
                                    Certificates, in that order, in each case until the certificate principal balance thereof is reduced to zero.

Swap Account:                  Funds deposited into the Swap Account on a Distribution Date will include:

                                    (i) the Net Swap Payment owed to the swap provider for such Distribution Date,
                                    (ii) any Net Swap Payment received from the swap provider for such Distribution Date,

                               On each Distribution Date, following the distribution of any Adjustable Rate Excess Cashflow pursuant to clauses (1) through (7) under "Class AV and Floating Rate Subordinate Certificates Priority of
                               Distributions" above, but prior to the distribution of Fixed Rate Excess Cashflow pursuant to clauses
                               (7), (8) and (9) under "Fixed Rate Certificates Priority of Distributions" above, payments will generally be distributed from the Swap Account as follows:

                                    (i) to the swap provider, any Net Swap Payment owed to the swap provider pursuant to the Swap
                                    Agreement for such Distribution Date;
                                    (ii) to the swap provider, any Swap Termination Payment owed to the swap provider not due to a swap provider trigger event pursuant to the Swap Agreement;
                                    (iii) to the Class AV Certificates, any unpaid interest, pro rata;
                                    (iv) to the Floating Rate Subordinate Certificates, sequentially in order of their payment priority, any unpaid interest;
                                    (v) to the Class AV Certificates and the Floating Rate Subordinate Certificates (as described above under "Class AV and Floating Rate Subordinate Certificates Priority of Distributions") any
                                    amount necessary to restore or maintain Adjustable Rate O/C;
                                    (vi) an amount equal to any remaining unpaid Net Rate Carryover with respect to the Class AV and
                                    Floating Rate Subordinate Certificates, pro rata, based on the remaining unpaid Net Rate
                                    Carryover for each such certificates;
                                    (vii) to the Class AV Certificates, any remaining unpaid realized loss amounts, pro rata;
                                    (viii) to the Floating Rate Subordinate Certificates, sequentially in order of their payment priority, any remaining unpaid realized loss amounts; and
                                    (viii) to the swap provider, any Swap Termination Payment owed to the Swap Provider specifically due to a Swap Provider trigger event pursuant to the Swap Agreement.

[Discount Margin Tables, Available Funds Schedule, Corridor Contracts, Swap Schedule and Collateral Tables to Follow]

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


                     Discount Margin/Yield Tables (%) (1)


Class 1-AF-1 (To Call)
---------------------------------------------------------------------
Margin                          0.15%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        15      15      15      15      15
=====================================================================
WAL (yr)                         1.73    1.26    1.01    0.86    0.76
MDUR (yr)                        1.63    1.21    0.98    0.84    0.74
First Prin Pay                  Jan06   Jan06   Jan06   Jan06   Jan06
Last Prin Pay                   May09   May08   Oct07   Jul07   Apr07
---------------------------------------------------------------------


Class 1-AF-1 (To Maturity)
---------------------------------------------------------------------
Margin                          0.15%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        15      15      15      15      15
=====================================================================
WAL (yr)                         1.73    1.26    1.01    0.86    0.76
MDUR (yr)                        1.63    1.21    0.98    0.84    0.74
First Prin Pay                  Jan06   Jan06   Jan06   Jan06   Jan06
Last Prin Pay                   May09   May08   Oct07   Jul07   Apr07
---------------------------------------------------------------------


Class 1-AF-2 (To Call)
---------------------------------------------------------------------
Coupon                         5.448%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
Yield @ 100-00                  5.420   5.382   5.346   5.311   5.276
=====================================================================
WAL (yr)                         4.67    3.17    2.42    1.97    1.66
MDUR (yr)                        4.01    2.84    2.21    1.82    1.55
First Prin Pay                  May09   May08   Oct07   Jul07   Apr07
Last Prin Pay                   Feb12   Jan10   Dec08   May08   Jan08
---------------------------------------------------------------------


Class 1-AF-2 (To Maturity)
---------------------------------------------------------------------
Coupon                         5.448%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
Yield @ 100-00                  5.420   5.382   5.346   5.311   5.276
=====================================================================
WAL (yr)                         4.67    3.17    2.42    1.97    1.66
MDUR (yr)                        4.01    2.84    2.21    1.82    1.55
First Prin Pay                  May09   May08   Oct07   Jul07   Apr07
Last Prin Pay                   Feb12   Jan10   Dec08   May08   Jan08
---------------------------------------------------------------------

(1) See definition of Pricing Prepayment Speed above.

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class 1-AF-3 (To Call)
---------------------------------------------------------------------
Coupon                         5.739%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
Yield @ 100-00                  5.756   5.734   5.709   5.683   5.656
=====================================================================
WAL (yr)                        10.05    6.42    4.49    3.47    2.80
MDUR (yr)                        7.35    5.17    3.84    3.06    2.51
First Prin Pay                  Feb12   Jan10   Dec08   May08   Jan08
Last Prin Pay                   Dec20   May16   Aug12   Dec10   Dec09
---------------------------------------------------------------------


Class 1-AF-3 (To Maturity)
---------------------------------------------------------------------
Coupon                         5.739%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
Yield @ 100-00                  5.756   5.734   5.709   5.683   5.656
=====================================================================
WAL (yr)                        10.05    6.42    4.49    3.47    2.80
MDUR (yr)                        7.35    5.17    3.84    3.06    2.51
First Prin Pay                  Feb12   Jan10   Dec08   May08   Jan08
Last Prin Pay                   Dec20   May16   Aug12   Dec10   Dec09
---------------------------------------------------------------------


Class 1-AF-4 (To Call)
---------------------------------------------------------------------
Coupon                         6.093%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
Yield @ 100-00                  6.129   6.117   6.103   6.087   6.069
=====================================================================
WAL (yr)                        15.23   10.57    7.72    5.92    4.73
MDUR (yr)                        9.67    7.59    6.00    4.83    3.99
First Prin Pay                  Dec20   May16   Aug12   Dec10   Dec09
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class 1-AF-4 (To Maturity)
---------------------------------------------------------------------
Coupon                         6.093%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
Yield @ 100-00                  6.201   6.223   6.230   6.212   6.174
=====================================================================
WAL (yr)                        19.92   14.73   11.03    8.15    6.04
MDUR (yr)                       11.15    9.35    7.69    6.12    4.82
First Prin Pay                  Dec20   May16   Aug12   Dec10   Dec09
Last Prin Pay                   Mar34   Mar30   Jun25   Sep21   Dec18
---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class 1-AF-5 (To Call)
---------------------------------------------------------------------
Coupon                         5.636%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
Yield @ 100-00                  5.642   5.636   5.630   5.621   5.610
=====================================================================
WAL (yr)                         8.05    7.12    6.38    5.51    4.72
MDUR (yr)                        6.19    5.65    5.18    4.60    4.03
First Prin Pay                  Jan09   Jan09   Jan09   Jan09   Feb09
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class 1-AF-5 (To Maturity)
---------------------------------------------------------------------
Coupon                         5.636%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
Yield @ 100-00                  5.642   5.637   5.633   5.629   5.627
=====================================================================
WAL (yr)                         8.08    7.22    6.68    6.33    6.09
MDUR (yr)                        6.21    5.70    5.36    5.13    4.97
First Prin Pay                  Jan09   Jan09   Jan09   Jan09   Feb09
Last Prin Pay                   Dec33   Dec29   Apr25   Jul21   Oct18
---------------------------------------------------------------------


Class BF (To Call)
---------------------------------------------------------------------
Coupon                          6.20%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
Yield @ 86.03                   8.258   8.847   9.496   10.121  10.643
=====================================================================
WAL (yr)                        10.98    7.65    5.74     4.63    3.97
MDUR (yr)                        7.15    5.53    4.42     3.71    3.27
First Prin Pay                  Aug11   Dec09   Jan09    Jan09   Feb09
Last Prin Pay                   Mar21   Jul16   Oct13    Feb12   Dec10
---------------------------------------------------------------------


Class BF (To Maturity)
---------------------------------------------------------------------
Coupon                          6.20%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%     125%    150%
=====================================================================
Yield @ 86.03                   8.195   8.721   9.292    9.849  10.311
=====================================================================
WAL (yr)                        11.84    8.38    6.37     5.14    4.41
MDUR (yr)                        7.36    5.79    4.70     3.97    3.53
First Prin Pay                  Aug11   Dec09   Jan09    Jan09   Feb09
Last Prin Pay                   Nov26   May21   Sep17    May15   Aug13
---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class 2-AV (To Call)
---------------------------------------------------------------------
Margin                          0.23%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        23      23      23      23      23
=====================================================================
WAL (yr)                         4.83    3.32    2.48    1.90    1.45
MDUR (yr)                        4.00    2.91    2.25    1.77    1.38
First Prin Pay                  Jan06   Jan06   Jan06   Jan06   Jan06
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec08
---------------------------------------------------------------------


Class 2-AV (To Maturity)
---------------------------------------------------------------------
Margin                          0.23%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        24      24      24      24      23
=====================================================================
WAL (yr)                         5.07    3.48    2.60    1.98    1.45
MDUR (yr)                        4.10    3.00    2.33    1.82    1.38
First Prin Pay                  Jan06   Jan06   Jan06   Jan06   Jan06
Last Prin Pay                   Jun32   Dec25   Nov20   Jun17   Dec08
---------------------------------------------------------------------


Class 3-AV-1 (To Call)
---------------------------------------------------------------------
Margin                          0.24%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        24      24      24      24      24
=====================================================================
WAL (yr)                         4.92    3.40    2.55    1.97    1.48
MDUR (yr)                        4.06    2.97    2.31    1.82    1.41
First Prin Pay                  Jan06   Jan06   Jan06   Jan06   Jan06
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class 3-AV-1 (To Maturity)
---------------------------------------------------------------------
Margin                          0.24%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        25      25      25      25      24
=====================================================================
WAL (yr)                         5.19    3.59    2.70    2.08    1.49
MDUR (yr)                        4.17    3.08    2.40    1.90    1.42
First Prin Pay                  Jan06   Jan06   Jan06   Jan06   Jan06
Last Prin Pay                   Oct32   Sep26   Sep21   Apr18   Nov15
---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class 3-AV-2 (To Call)
---------------------------------------------------------------------
Margin                          0.33%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        33      33      33      33      33
=====================================================================
WAL (yr)                         4.92    3.40    2.55    1.97    1.48
MDUR (yr)                        4.04    2.96    2.30    1.82    1.41
First Prin Pay                  Jan06   Jan06   Jan06   Jan06   Jan06
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class 3-AV-2 (To Maturity)
---------------------------------------------------------------------
Margin                          0.33%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        34      34      34      34      33
=====================================================================
WAL (yr)                         5.19    3.59    2.70    2.08    1.49
MDUR (yr)                        4.16    3.07    2.39    1.89    1.41
First Prin Pay                  Jan06   Jan06   Jan06   Jan06   Jan06
Last Prin Pay                   Oct32   Sep26   Sep21   Apr18   Nov15
---------------------------------------------------------------------


Class 4-AV-1 (To Call)
---------------------------------------------------------------------
Margin                          0.10%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        10      10      10      10      10
=====================================================================
WAL (yr)                         1.68    1.24    1.00    0.85    0.75
MDUR (yr)                        1.60    1.19    0.97    0.83    0.73
First Prin Pay                  Jan06   Jan06   Jan06   Jan06   Jan06
Last Prin Pay                   Jan09   Mar08   Sep07   Jun07   Mar07
---------------------------------------------------------------------


Class 4-AV-1 (To Maturity)
---------------------------------------------------------------------
Margin                          0.10%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        10      10      10      10      10
=====================================================================
WAL (yr)                         1.68    1.24    1.00    0.85    0.75
MDUR (yr)                        1.60    1.19    0.97    0.83    0.73
First Prin Pay                  Jan06   Jan06   Jan06   Jan06   Jan06
Last Prin Pay                   Jan09   Mar08   Sep07   Jun07   Mar07
---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class 4-AV-2A (To Call)
---------------------------------------------------------------------
Margin                          0.26%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        26      26      26      26      26
=====================================================================
WAL (yr)                         5.79    3.97    3.00    2.29    1.92
MDUR (yr)                        4.95    3.56    2.76    2.15    1.82
First Prin Pay                  Jan09   Mar08   Sep07   Jun07   Mar07
Last Prin Pay                   Feb17   Jun13   Jun11   Apr10   Sep08
---------------------------------------------------------------------


Class 4-AV-2A (To Maturity)
---------------------------------------------------------------------
Margin                          0.26%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        26      26      26      26      26
=====================================================================
WAL (yr)                         5.79    3.97    3.00    2.29    1.92
MDUR (yr)                        4.95    3.56    2.76    2.15    1.82
First Prin Pay                  Jan09   Mar08   Sep07   Jun07   Mar07
Last Prin Pay                   Feb17   Jun13   Jun11   Apr10   Sep08
---------------------------------------------------------------------


Class 4-AV-2B (To Call)
---------------------------------------------------------------------
Margin                          0.34%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        34      34      34      34      34
=====================================================================
WAL (yr)                         5.79    3.97    3.00    2.29    1.92
MDUR (yr)                        4.94    3.55    2.76    2.15    1.82
First Prin Pay                  Jan09   Mar08   Sep07   Jun07   Mar07
Last Prin Pay                   Feb17   Jun13   Jun11   Apr10   Sep08
---------------------------------------------------------------------


Class 4-AV-2B (To Maturity)
---------------------------------------------------------------------
Margin                          0.34%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        34      34      34      34      34
=====================================================================
WAL (yr)                         5.79    3.97    3.00    2.29    1.92
MDUR (yr)                        4.94    3.55    2.76    2.15    1.82
First Prin Pay                  Jan09   Mar08   Sep07   Jun07   Mar07
Last Prin Pay                   Feb17   Jun13   Jun11   Apr10   Sep08
---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class 4-AV-3 (To Call)
---------------------------------------------------------------------
Margin                          0.35%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        35      35      35      35      35
=====================================================================
WAL (yr)                        14.13    9.69    7.16    5.60    3.53
MDUR (yr)                       10.20    7.70    6.02    4.87    3.21
First Prin Pay                  Feb17   Jun13   Jun11   Apr10   Sep08
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class 4-AV-3 (To Maturity)
---------------------------------------------------------------------
Margin                          0.35%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        38      39      39      40      41
=====================================================================
WAL (yr)                        16.43   11.50    8.56    6.68    4.47
MDUR (yr)                       11.15    8.65    6.88    5.61    3.89
First Prin Pay                  Feb17   Jun13   Jun11   Apr10   Sep08
Last Prin Pay                   Jan33   May27   May22   Dec18   Jun16
---------------------------------------------------------------------


Class MV-1 (To Call)
---------------------------------------------------------------------
Margin                          0.46%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        46      46      46      46      46
=====================================================================
WAL (yr)                         9.67    6.53    4.97    4.52    4.96
MDUR (yr)                        7.46    5.44    4.33    4.02    4.38
First Prin Pay                  Jul10   Feb09   Apr09   Sep09   Sep10
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class MV-1 (To Maturity)
---------------------------------------------------------------------
Margin                          0.46%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        47      47      47      47      48
=====================================================================
WAL (yr)                        10.41    7.07    5.39    4.83    5.66
MDUR (yr)                        7.77    5.73    4.59    4.23    4.90
First Prin Pay                  Jul10   Feb09   Apr09   Sep09   Sep10
Last Prin Pay                   May30   Jan24   Aug19   Aug16   Jul14
---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class MV-2 (To Call)
---------------------------------------------------------------------
Margin                          0.48%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        48      48      48      48      48
=====================================================================
WAL (yr)                         9.67    6.53    4.94    4.31    4.46
MDUR (yr)                        7.46    5.43    4.30    3.84    3.98
First Prin Pay                  Jul10   Feb09   Mar09   Jun09   Dec09
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class MV-2 (To Maturity)
---------------------------------------------------------------------
Margin                          0.48%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        49      49      49      49      49
=====================================================================
WAL (yr)                        10.39    7.05    5.34    4.61    4.69
MDUR (yr)                        7.75    5.71    4.55    4.05    4.14
First Prin Pay                  Jul10   Feb09   Mar09   Jun09   Dec09
Last Prin Pay                   Sep29   Apr23   Dec18   Feb16   Feb14
---------------------------------------------------------------------


Class MV-3 (To Call)
---------------------------------------------------------------------
Margin                          0.50%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        50      50      50      50      50
=====================================================================
WAL (yr)                         9.67    6.53    4.92    4.21    4.10
MDUR (yr)                        7.45    5.43    4.28    3.75    3.68
First Prin Pay                  Jul10   Feb09   Feb09   May09   Sep09
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class MV-3 (To Maturity)
---------------------------------------------------------------------
Margin                          0.50%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        51      51      51      51      51
=====================================================================
WAL (yr)                        10.36    7.02    5.30    4.49    4.31
MDUR (yr)                        7.73    5.70    4.52    3.95    3.84
First Prin Pay                  Jul10   Feb09   Feb09   May09   Sep09
Last Prin Pay                   Oct28   Jun22   Apr18   Aug15   Sep13
---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class MV-4 (To Call)
---------------------------------------------------------------------
Margin                          0.70%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        70      70      70      70      70
=====================================================================
WAL (yr)                         9.67    6.53    4.92    4.16    3.93
MDUR (yr)                        7.37    5.39    4.25    3.69    3.52
First Prin Pay                  Jul10   Feb09   Feb09   Apr09   Jul09
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class MV-4 (To Maturity)
---------------------------------------------------------------------
Margin                          0.70%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        71      72      72      72      71
=====================================================================
WAL (yr)                        10.33    7.00    5.27    4.42    4.13
MDUR (yr)                        7.64    5.64    4.47    3.87    3.67
First Prin Pay                  Jul10   Feb09   Feb09   Apr09   Jul09
Last Prin Pay                   Mar28   Nov21   Nov17   Mar15   May13
---------------------------------------------------------------------


Class MV-5 (To Call)
---------------------------------------------------------------------
Margin                          0.75%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        75      75      75      75      75
=====================================================================
WAL (yr)                         9.67    6.53    4.92    4.12    3.80
MDUR (yr)                        7.35    5.38    4.25    3.65    3.41
First Prin Pay                  Jul10   Feb09   Feb09   Mar09   May09
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class MV-5 (To Maturity)
---------------------------------------------------------------------
Margin                          0.75%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        76      77      77      77      76
=====================================================================
WAL (yr)                        10.29    6.96    5.25    4.36    3.98
MDUR (yr)                        7.60    5.61    4.45    3.81    3.55
First Prin Pay                  Jul10   Feb09   Feb09   Mar09   May09
Last Prin Pay                   Jun27   Mar21   May17   Nov14   Jan13
---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class MV-6 (To Call)
---------------------------------------------------------------------
Margin                          0.85%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        85      85      85      85      85
=====================================================================
WAL (yr)                         9.67    6.53    4.90    4.09    3.71
MDUR (yr)                        7.31    5.35    4.22    3.62    3.33
First Prin Pay                  Jul10   Feb09   Jan09   Feb09   Mar09
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class MV-6 (To Maturity)
---------------------------------------------------------------------
Margin                          0.85%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                        86      87      87      87      86
=====================================================================
WAL (yr)                        10.23    6.92    5.19    4.31    3.87
MDUR (yr)                        7.54    5.56    4.40    3.77    3.45
First Prin Pay                  Jul10   Feb09   Jan09   Feb09   Mar09
Last Prin Pay                   Aug26   Jul20   Oct16   May14   Sep12
---------------------------------------------------------------------


Class MV-7 (To Call)
---------------------------------------------------------------------
Margin                          1.95%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                       195     195     195     195     195
=====================================================================
WAL (yr)                         9.67    6.53    4.90    4.08    3.65
MDUR (yr)                        6.90    5.13    4.08    3.51    3.20
First Prin Pay                  Jul10   Feb09   Jan09   Feb09   Mar09
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class MV-7 (To Maturity)
---------------------------------------------------------------------
Margin                          1.95%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 100-00                       197     198     198     198     198
=====================================================================
WAL (yr)                        10.16    6.85    5.14    4.25    3.78
MDUR (yr)                        7.07    5.29    4.22    3.62    3.29
First Prin Pay                  Jul10   Feb09   Jan09   Feb09   Mar09
Last Prin Pay                   Aug25   Sep19   Mar16   Nov13   Apr12
---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).

[LOGO OMITTED]Countrywide(R)                         Computational Materials for
----------------------------              Countrywide Asset-Backed Certificates,
SECURITIES CORPORATION                    Series 2005-17
A Countrywide Capital Markets Company
--------------------------------------------------------------------------------


Class MV-8 (To Call)
---------------------------------------------------------------------
Margin                          2.25%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 98.36                        249     257     265     271     276
=====================================================================
WAL (yr)                         9.67    6.53    4.90    4.07    3.61
MDUR (yr)                        6.75    5.04    4.02    3.46    3.14
First Prin Pay                  Jul10   Feb09   Jan09   Jan09   Feb09
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class MV-8 (To Maturity)
---------------------------------------------------------------------
Margin                          2.25%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 98.36                        250     258     267     273     277
=====================================================================
WAL (yr)                        10.04    6.77    5.08    4.19    3.69
MDUR (yr)                        6.87    5.15    4.12    3.54    3.19
First Prin Pay                  Jul10   Feb09   Jan09   Jan09   Feb09
Last Prin Pay                   Jul24   Nov18   Jul15   May13   Nov11
---------------------------------------------------------------------


Class BV (To Call)
---------------------------------------------------------------------
Margin                          2.25%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 94.01                        314     345     375     400     417
=====================================================================
WAL (yr)                         9.67    6.53    4.90    4.04    3.60
MDUR (yr)                        6.62    4.95    3.95    3.39    3.09
First Prin Pay                  Jul10   Feb09   Jan09   Jan09   Feb09
Last Prin Pay                   Mar21   Jul16   Oct13   Feb12   Dec10
---------------------------------------------------------------------


Class BV (To Maturity)
---------------------------------------------------------------------
Margin                          2.25%
---------------------------------------------------------------------
Percent of Pricing
Prepayment Speed                  50%     75%    100%    125%    150%
=====================================================================
DM @ 94.01                        315     345     375     400     417
=====================================================================
WAL (yr)                         9.86    6.62    4.97    4.08    3.62
MDUR (yr)                        6.68    5.00    3.99    3.41    3.10
First Prin Pay                  Jul10   Feb09   Jan09   Jan09   Feb09
Last Prin Pay                   Mar23   Nov17   Sep14   Oct12   May11
---------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is furnished to you solely by Countrywide Securities Corporation and not by the issuer or any of its affiliates (other than Countrywide Securities Corporation).
                                      26